UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number 811-22137
Oppenheimer Master Loan Fund LLC
(Exact name of registrant as specified in charter)
6803 South Tucson Way, Centennial, Colorado 80112-3924
(Address of principal executive offices) (Zip code)
Robert G. Zack, Esq.
OppenheimerFunds, Inc.
Two World Financial Center, New York, New York 10281-1008
(Name and address of agent for service)
Registrant’s telephone number, including area code: (303) 768-3200
Date of fiscal year end: September 30
Date of reporting period: 09/30/2008

Item 1. Reports to Stockholders.

September 30, 2008

Oppenheimer

Master Loan Fund, LLC

Management Commentaries and Annual Report

MANAGEMENT COMMENTARIES

Listing of Top Holdings

ANNUAL REPORT

Fund Performance Discussion

Listing of Investments

Financial Statements

OppenheimerFunds®
The Right Way to Invest

September 30, 2008 Oppenheimer Management Master Loan Commentaries and Fund, LLC Annual Report MANAGEMENT COMMENTARIES Listing of Top Holdings ANNUAL REPORT Fund Performance Discussion Listing of Investments Financial Statements

TOP HOLDINGS AND ALLOCATIONS
Top Ten Corporate Loan Industries

Media	19.8%
Health Care Providers & Services	7.9
Commercial Services & Supplies	7.8
Oil, Gas & Consumable Fuels	6.3
Aerospace & Defense	4.7
Chemicals	4.6
Electric Utilities	4.4
Hotels, Restaurants & Leisure	3.5
Wireless Telecommunication Services	3.0
Auto Components	2.9
Portfolio holdings and allocations are subject to change. Percentages are as of September 30, 2008, and are based on net assets.
Credit Allocation

BBB	2.2%
BB	55.1
B	34.1
CCC	2.0
Not Rated	4.1
Other Securities	2.5
Portfolio holdings and allocations are subject to change. Percentages are as of September 30, 2008, are subject to change and are based on the total market value of investments. Securities rated by any rating organization are included in the equivalent S&P’s rating category. Average credit quality and allocation include rated securities and those not rated by a national rating organization but which the ratings given above have been assigned by the Manager for internal purposes as being comparable, in the Manager’s judgment, to securities rated by a rating agency in the same category.
5 | OPPENHEIMER MASTER LOAN FUND, LLC

FUND PERFORMANCE DISCUSSION
How has the Fund performed? Below is a discussion by OppenheimerFunds, Inc., of the Fund’s performance during its fiscal period ended September 30, 2008, followed by a graphical comparison of the Fund’s performance to an appropriate broad-based market index.
Management’s Discussion of Fund Performance. For the reporting period ended September 30, 2008, the Fund returned
-6.50%, outpacing its benchmark, the Credit Suisse Leveraged Loan Index, which returned -8.39%. The Fund’s negative absolute performance was primarily due to unusually volatile conditions in the bank loan market and credit problems affecting a small number of holdings. A severe credit crisis and economic slow-down roiled the financial markets over the reporting period, and the bank loan market proved to be no exception.
     Turbulence in the credit markets occurred throughout the reporting period, when investor concerns in the sub-prime mortgage sector of the U.S. bond market began to spread to stocks and other fixed-income market sectors. As more sub-prime mortgage holders defaulted on their loans due to higher interest rates and declining housing prices, investors grew increasingly concerned that other market sectors would be adversely affected. At the same time, the U.S. economy suffered a downturn, also led by the plunge in home values and exacerbated by soaring fuel and food prices.
     As a result, previously risk-tolerant investors began to reassess their attitudes toward risk, sparking selling pressure in most asset classes other than U.S. Treasury securities. This “flight to quality” produced price declines in both lower risk and higher risk credits. A number of highly leveraged institutional sellers, faced with margin calls and redemption requests, were compelled to raise cash by selling their more creditworthy holdings, which prolonged and intensified the credit crisis early in 2008. In addition, many of the world’s largest and more recognizable commercial and investment banks reported massive sub-prime related losses, reinforcing negative investor sentiment. Contrary to many analysts’ expectations early in 2008, reports of write-offs and write-downs continued through the end of the reporting period, fueling additional market turbulence.
     In addition to the economic and market influences discussed above, the bank loan market was influenced by its own supply-and-demand factors. As investors grew increasingly risk-averse, demand for bank loans and other forms of corporate debt waned. The collapse of the structured securities market, which previously had been a robust source of demand for bank loans, was particularly noteworthy. Meanwhile, a surge in leveraged buy-outs during the first half of 2007 left an “overhang” of unsold loans, and supply remained ample for some time. These imbalanced technical conditions put downward pressure on loan prices in the primary and secondary markets.
6 | OPPENHEIMER MASTER LOAN FUND, LLC

     In the midst of persistently unsettled economic and market conditions throughout the reporting period, we maintained a generally defensive investment strategy, de-emphasizing loans from issuers in industry groups—such as retailers, consumer products, finance and housing—that we regarded as relatively sensitive to macroeconomic factors. Instead, we focused primarily on loans from issuers in less cyclical areas, including the health care and energy sectors. In addition, the Fund held no exposure to troubled sub-prime mortgages during the reporting period.
     This sector allocation strategy enabled the Fund to participate more fully in some of the bank loan market’s better performing areas, while sheltering it from the full brunt of weakness among the laggards. Overweight positions in the energy, health care and cable-and-broadcasting sectors proved particularly beneficial to the Fund’s relative performance. However, the positive effects of our sector allocations were offset by shortfalls in our security selection strategy, as credit issues among individual holdings in the building materials and consumer products areas detracted from performance.
     As of the reporting period’s end, we have maintained the Fund’s generally defensive investment posture. We are, albeit selectively, taking a more proactive approach to capturing potential opportunities among what we believe to be fundamentally sound loans that may have been punished too severely during the downturn.
Comparing the Fund’s performance to the Market. The graph that follows shows the performance of a hypothetical $10,000 investment in shares of the Fund held until September 30, 2008. Performance is measured from inception of the Fund on October 31, 2007. The Fund’s performance reflects the reinvestment of all dividends and capital gains distributions. Past performance cannot guarantee future results.
     The Fund’s performance is compared to the Credit Suisse Leveraged Loan Index, a representative index of tradable, senior secured, U.S. dollar-denominated, non-investment-grade loans. Index performance reflects the reinvestment of income but does not consider the effect of transaction costs, and none of the data in the graph shows the effect of taxes. The Fund’s performance reflects the effects of the Fund’s business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments in the index.
7 | OPPENHEIMER MASTER LOAN FUND, LLC

FUND PERFORMANCE DISCUSSION
Comparison of Change in Value of $10,000 Hypothetical Investments in:

The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance and expense ratios may be lower or higher than the performance quoted. See page 9 for further information.
8 | OPPENHEIMER MASTER LOAN FUND, LLC

NOTES
The Fund’s returns in the graph and table shown do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce any gains you may realize if you sell your shares.
Shares of Oppenheimer Master Loan Fund, LLC are issued solely in private placement transactions that do not involve any “public offering” within the meaning of Section 4(2) of the Securities Act of 1933, as amended. Investments in the Fund may only be made by certain “accredited investors” within the meaning of Regulation D under the Securities Act, including other investment companies. This report does not constitute an offer to sell, or the solicitation of an offer to buy, any interests in the Fund.
The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc.
The Fund commenced operations on 10/31/07.
An explanation of the calculation of performance is in the Fund’s Statement of Additional Information.
9 | OPPENHEIMER MASTER LOAN FUND, LLC

FUND EXPENSES
Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions; and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended September 30, 2008.
Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio, and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads), or a $12.00 fee imposed annually on accounts valued at less than $500.00 (subject to exceptions described in the Statement of Additional Information). Therefore, the “hypothetical” section of the table is useful in comparing ongoing
10 | OPPENHEIMER MASTER LOAN FUND, LLC

costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses
	Account	Account	Paid During
	Value	Value	6 Months Ended
	April 1, 2008	September 30, 2008	September 30, 2008

Actual
	$1,000.00	$990.50	$1.59

Hypothetical
(5% return before expenses)
	1,000.00	1,023.40	1.62
Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period). The annualized expense ratio, excluding indirect expenses from affiliated fund, based on the 6-month period ended September 30, 2008 is as follows:

Expense Ratio
0.32%
The expense ratio reflects voluntary waivers or reimbursements of expenses by the Fund’s Manager that can be terminated at any time, without advance notice. The “Financial Highlights” table in the Fund’s financial statements, included in this report, also show the gross expense ratio, without such waivers or reimbursements and reduction to custodian expenses, if applicable.
11 | OPPENHEIMER MASTER LOAN FUND, LLC

THIS PAGE INTENTIONALLY LEFT BLANK.
12 | OPPENHEIMER MASTER LOAN FUND, LLC

STATEMENT OF INVESTMENTS September 30, 2008

	Principal
	Amount	Value

Corporate Loans—95.4%
Consumer Discretionary—29.8%
Auto Components—2.9%
Allison Transmission, Inc., Sr. Sec. Credit Facilities Term Loan, 5.22%-5.57%, 8/7/14[1]	$2,921,612	$2,428,068
Dana Corp., Sr. Sec. Credit Facilities Term Loan, 6.75%-7.52%, 1/31/15[1]	5,451,269	4,654,021
Federal Mogul Corp., Sr. Sec. Credit Facilities Term Loan:
Tranche B, 4.428%-4.968%, 12/29/14[1]	2,642,840	1,933,679
Tranche C, 4.438%-4.968%, 12/28/15[1]	1,348,388	986,570
Mark IV Industries, Inc./Dayco Products LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 7.30%-8.48%, 6/21/11[1,2]	2,293,574	1,548,165
Tenneco, Inc., Sr. Sec. Credit Facilities Term Loan, Tranche B-1, 3.986%, 3/16/14[1]	4,280,644	4,130,822

		15,681,325

Automobiles—1.1%
Chrysler LLC, Sr. Sec. Credit Facilities Term Loan, Tranche B1, 4%-6.49%, 8/3/13[1]	10,946,046	4,487,879
Ford Motor Co., Sr. Sec. Credit Facilities Term Loan, Tranche B, 5.49%, 12/16/13[1]	1,967,325	1,301,303

		5,789,182

Hotels, Restaurants & Leisure—3.5%
Golden Nugget, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, Tranche 2L, 6.68%, 12/31/14[1,2]	2,528,348	1,314,741
Harrah’s Operating Co., Inc., Sr. Sec. Credit Facilities Term Loan, Tranche B3, 5.80%-6.762%, 1/28/15[1]	1,990,000	1,613,144
Isle of Capri Casinos, Inc., Sr. Sec. Credit Facilities Term Loan, Delayed Draw:
Tranche A, 5.512%, 11/25/13[1]	351,742	284,911
Tranche B, 5.512%, 11/25/13[1]	466,627	377,968
Isle of Capri Casinos, Inc., Sr. Sec. Credit Facilities Term Loan, 5.512%, 11/25/13[1]	1,166,568	944,920
Las Vegas Sands Corp., Sr. Sec. Credit Facilities Term Loan, Delayed Draw, Tranche B, 5.52%, 5/23/14[1]	1,511,735	1,150,809
Las Vegas Sands Corp., Sr. Sec. Credit Facilities Term Loan, Delayed Draw, 5.52%, 5/8/14[1]	463,409	352,770
Quiznos Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.813%, 5/5/13[1]	3,959,494	3,112,162
Quiznos Corp., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 9.512%, 11/5/13[1]	1,000,000	747,500
Sagittarius Restaurant, Sr. Sec. Credit Facilities Term Loan, Tranche B, 9.344%-9.50%, 3/2/13[1]	1,082,398	730,618
Venetian Macao Ltd., Sr. Sec. Credit Facilities Term Loan:
Tranche B Add-On, 6.02%, 5/25/13[1]	444,408	390,801
Tranche B, 6.02%, 5/25/13[1]	1,911,086	1,680,561
Venetian Macao Ltd., Sr. Sec. Credit Facilities Term Loan, Delayed Draw, 6.02%, 5/25/11[1]	2,728,200	2,399,111
Wimar OpCo LLC/Tropicana Entertainment Co., Sr. Sec. Credit Facilities 1st Lien Term Loan, 8.25%, 1/3/12[3]	5,000,000	3,407,500

		18,507,516
F1 | OPPENHEIMER MASTER LOAN FUND, LLC

STATEMENT OF INVESTMENTS Continued

	Principal
	Amount	Value

Household Durables—0.6%
Springs Window Fashions Division, Inc., Sr. Sec. Credit Facilities Term Loan, Tranche B, 6.563%, 12/30/12[1]	$4,571,522	$3,222,923
Media—19.8%
AMC Entertainment, Inc., Sr. Sec. Credit Facilities Term Loan, Tranche B, 5.179%, 1/26/13[1]	4,954,172	4,349,055
Advanstar Communications, Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.012%, 5/15/14[1]	4,964,874	3,549,885
Alpha Media Group, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 7.012%, 8/14/14[1,2]	1,414,573	1,280,188
Cequel Communications LLC, Sr. Sec. Credit Facilities 2nd Lien Term Loan, 7.301%, 5/5/14[1]	1,000,000	815,833
Cequel Communications LLC, Sr. Sec. Credit Facilities Term Loan, 4.791%-5.902%, 11/5/13[1]	4,949,749	4,318,655
Charter Communications Operation LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.67%-4.80%, 3/5/14[1]	4,975,000	3,973,781
Charter Communications Operation LLC, Sr. Sec. Credit Facilities 3rd Lien Term Loan, 6.262%, 9/1/14[1]	2,500,000	1,831,250
Charter Communications, Inc., Sr. Sec. Credit Facilities Term Loan, Tranche T2 Add-On, 8.77%, 3/6/14[1]	5,977,481	5,610,291
Cinemark USA, Inc., Sr. Sec. Credit Facilities Term Loan, 4.24%-4.93%, 10/5/13[1]	3,491,094	3,012,815
Cinram International, Inc., Sr. Sec. Credit Facilities Term Loan, 4.798%, 5/6/11[1]	4,972,093	3,840,943
Citadel Broadcasting Corp., Sr. Sec. Credit Facilities Term Loan, Tranche B, 5.335%-5.395%, 6/12/14[1]	7,500,000	5,568,750
Discovery Communications, Inc., Sr. Sec. Credit Facilities Term Loan, Tranche B, 5.762%, 4/30/14[1]	3,900,364	3,644,403
Emmis Communications Corp., Sr. Sec. Credit Facilities Term Loan, Tranche B, 4.801%-4.81%, 11/2/13[1]	4,962,594	4,036,241
FoxCo Acquisition Sub LLC, Sr. Sec. Credit Facilities Term Loan, Tranche B, 7.25%, 7/14/15[1]	4,400,000	4,139,665
Gray Television, Inc., Sr. Sec. Credit Facilities Term Loan, 3.97%-5.164%, 12/31/14[1]	3,672,104	2,864,242
Mediacom Communications Corp./MCC Iowa LLC, Sr. Sec. Credit Facilities Term Loan, Tranche E, 3.50%-7.47%, 1/3/16[1]	5,197,000	4,976,127
Mediacom LLC, Sr. Sec. Credit Facilities Term Loan, Tranche C, 4.24%-4.78%, 1/31/15[1]	4,949,622	4,380,415
Merrill Corp., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 10.223%, 11/15/13[1]	6,500,000	3,412,500
Metro-Goldwyn-Mayer Studios, Inc., Sr. Sec. Credit Facilities Term Loan:
Tranche B Add-On, 7.012%, 4/8/12[1]	721,564	515,196
Tranche B, 7.012%, 4/8/12[1]	4,227,749	3,018,613
Newport Television LLC, Sr. Sec. Credit Facilities Term Loan, Tranche B, 8.21%, 9/14/16[1]	4,587,197	3,899,117
Newport Television LLC, Sr. Sec. Credit Facilities Term Loan, 8.21%, 9/14/16[1]	1,213,592	1,031,553
Nielsen Finance Co. (The), Sr. Sec. Credit Facilities Term Loan, Tranche B, 4.803%, 8/9/13[1]	4,974,634	4,317,983
F2 | OPPENHEIMER MASTER LOAN FUND, LLC

	Principal
	Amount	Value

Media Continued
Paxson Communications Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.041%, 1/15/12[1]	$2,834,792	$2,168,616
Penton Media, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.049%-5.954%, 2/1/13[1]	4,949,749	3,650,440
Regal Cinemas, Inc., Sr. Sec. Credit Facilities Term Loan, Tranche B, 5.262%, 10/27/13[1]	6,076,497	5,316,935
San Juan Cable & Construction, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.82%, 10/31/12[1]	3,002,558	2,522,149
Star Tribune Co., Sr. Sec. Credit Facilities 1st Lien Term Loan, 2.25%-6.148%, 3/5/14[1,2,3]	3,471,096	1,128,106
Tribune Increment Co., Sr. Sec. Credit Facilities Term Loan, Tranche B, 5.785%, 6/4/14[1]	4,974,906	2,226,270
Univision Communications, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.049%-6.148%, 9/29/14[1]	4,720,000	3,060,920
Young Broadcasting, Inc., Sr. Sec. Credit Facilities Term Loan, 5.313%-6.313%, 11/3/12[1]	4,954,082	3,851,797
Zuffa LLC, Sr. Sec. Credit Facilities Term Loan, Tranche B, 5.25%, 6/18/15[1]	4,474,925	3,624,689

		105,937,423

Multiline Retail—0.8%
General Growth Properties, Inc., Sr. Sec. Credit Facilities Term Loan, Tranche A, 3.64%, 2/24/10[1]	5,000,000	3,977,500
Specialty Retail—0.5%
BCBG Max Azria Group, Inc., Sr. Sec. Credit Facilities Term Loan, Tranche B, 10.078%-10.244%, 8/10/11[1]	1,881,855	1,420,800
Burlington Coat Factory Warehouse Corp., Sr. Sec. Credit Facilities Term Loan, 5.06%, 5/28/13[1]	2,000,000	1,396,000

		2,816,800

Textiles, Apparel & Luxury Goods—0.6%
Hanesbrands, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.545%-5.454%, 9/5/13[1]	3,312,922	3,029,253
Consumer Staples—1.4%
Food Products—0.9%
Dole Food Co., Inc., Sr. Sec. Credit Facilities Prefunded Letter of Credit
Term Loan, 4.788%, 4/12/13[1]	268,311	235,108
Dole Food Co., Inc., Sr. Sec. Credit Facilities Term Loan:
Tranche B, 4.563%-6%, 4/12/13[1]	491,369	430,562
Tranche C, 4.563%-6%, 4/12/13[1]	1,972,234	1,728,170
F3 | OPPENHEIMER MASTER LOAN FUND, LLC

STATEMENT OF INVESTMENTS Continued

	Principal
	Amount	Value

Food Products Continued
Pinnacle Foods Finance LLC, Sr. Sec. Credit Facilities Term Loan, Tranche B, 5.236%-5.558%, 4/2/14[1]	$2,984,887	$2,494,867

		4,888,707

Personal Products—0.5%
Levlad Natural Products Group LLC, Sr. Sec. Credit Facilities Term Loan, 5.049%-6.012%, 3/8/14[1]	4,478,328	2,701,923
Energy—8.7%
Energy Equipment & Services—2.4%
Antero Resources Corp., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 7.30%, 4/10/14[1]	5,220,000	4,645,800
Beryl Oil & Gas LP, Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.819%, 7/14/11[1]	2,408,100	2,335,857
Global Geophysical Services, Inc., Sr. Sec. Credit Facilities Term Loan, 8.512%, 12/10/14[1]	5,955,000	5,925,225

		12,906,882

Oil, Gas & Consumable Fuels—6.3%
ATP Oil & Gas Corp., Sr. Sec. Credit Facilities Term Loan:
Tranche B1, 8.50%, 1/1/14[1]	3,967,329	3,627,627
Tranche B2, 8.50%, 7/1/10[1]	2,272,727	2,078,125
Alon Krotz Springs, Inc., Sr. Sec. Credit Facilities Term Loan, 10.75%, 6/30/14[1]	6,000,000	5,793,750
Bosque Power Co. LLC, Sr. Sec. Credit Facilities Term Loan, 8.041%, 1/16/15[1]	5,978,574	5,859,003
Coleto Creek Power LP, Sr. Sec. Credit Facilities Letter of Credit Term Loan, 6.512%, 6/28/13[1]	442,804	394,834
Coleto Creek Power LP, Sr. Sec. Credit Facilities Term Loan, Tranche B, 6.512%, 6/28/13[1]	4,505,017	4,016,975
MEG Energy Corp., Sr. Sec. Credit Facilities Term Loan, Tranche B, 5.76%, 4/3/13[1]	1,977,177	1,858,546
Pine Praire, Sr. Sec. Credit Facilities Term Loan, 6.21%, 12/31/13[1]	1,276,023	1,218,602
Western Refining Corp., Sr. Sec. Credit Facilities Term Loan, 7.75%, 2/8/14[1]	9,974,811	8,538,438

		33,385,900

Financials—1.1%
Capital Markets—0.8%
Nuveen Investments, Inc., Sr. Sec. Credit Facilities Term Loan, 6.704%-6.769%, 11/1/14[1]	4,875,500	4,197,806
Insurance—0.3%
Swett & Crawford Group, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.039%, 4/3/14[1]	2,020,311	1,414,217
F4 | OPPENHEIMER MASTER LOAN FUND, LLC

	Principal
	Amount	Value

Health Care—11.4%
Health Care Equipment & Supplies—2.3%
CCS Medical Equipment & Uniforms, Sr. Sec. Credit Facilities 1st Lien Term Loan, 7.02%, 9/30/12[1]	$4,873,942	$4,021,002
Carestream Health, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.799%-5.704%, 4/30/13[1]	3,676,036	3,161,391
dj Orthopedics, Inc., Sr. Sec. Credit Facilities Term Loan, Tranche B, 5.469%-5.801%, 10/31/14[1]	5,472,500	5,171,512

		12,353,905

Health Care Providers & Services—7.9%
Aveta Holdings, Inc., Sr. Sec. Credit Facilities Term Loan:
Tranche MMM, 9.21%, 8/22/11[1]	1,447,848	1,288,585
Tranche NAMM, 9.21%, 7/27/11[1]	387,572	344,939
Tranche NAMM, 9.21%, 8/22/11[1]	215,085	191,425
Tranche PHMC, 9.21%, 8/22/11[1]	1,186,545	1,056,025
Capella Healthcare, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 7.204%, 2/14/15[1,2]	3,192,000	3,032,400
Community Health Systems, Inc., Sr. Sec. Credit Facilities Term Loan, Tranche B, 5.06%-5.973%, 7/2/14[1]	5,530,853	4,867,152
Community Health Systems, Inc., Sr. Sec. Credit Facilities Term Loan, Delayed Draw, 1%, 7/2/14[1]	282,866	248,923
DaVita, Inc., Sr. Sec. Credit Facilities Term Loan, Tranche B, 4.30%-5.27%, 10/5/12[1]	2,000,000	1,812,000
HCA, Inc., Sr. Sec. Credit Facilities Term Loan, Tranche B, 6.012%, 11/18/13[1]	5,942,046	5,225,287
Health Management Associates, Inc., Sr. Sec. Credit Facilities Term Loan, Tranche B, 5.512%, 2/28/14[1]	4,717,398	3,997,995
HealthSouth Corp., Sr. Sec. Credit Facilities Term Loan, 4.99%-5.19%, 3/10/13[1]	4,732,136	4,285,962
Manor Care, Inc., Sr. Sec. Credit Facilities Term Loan, Tranche B, 6.209%, 10/18/14[1]	4,926,792	4,126,188
MultiPlan, Inc., Sr. Sec. Credit Facilities Term Loan:
Tranche B, 6.25%, 4/15/13[1]	4,408,133	4,026,093
Tranche C, 6.25%, 4/12/13[1]	298,677	272,791
Quintiles Transnational Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.77%, 3/31/13[1]	5,939,086	5,278,363
Warner Chilcott plc, Sr. Sec. Credit Facilities Term Loan:
Tranche B, 5.762%, 1/4/12[1]	1,734,467	1,610,886
Tranche C, 5.762%, 1/4/12[1]	650,789	604,420

		42,269,434

Pharmaceuticals—1.2%
Royalty Pharma, Sr. Sec. Credit Facilities Term Loan, Tranche B, 6.012%, 4/16/13[1]	4,954,748	4,713,204
Stiefel Laboratories, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.042%, 12/28/13[1,2]	1,076,936	982,704
F5 | OPPENHEIMER MASTER LOAN FUND, LLC

STATEMENT OF INVESTMENTS Continued

	Principal
	Amount	Value

Pharmaceuticals Continued
Stiefel Laboratories, Inc., Sr. Sec. Credit Facilities Term Loan, Delayed Draw, 5.042%, 12/28/13[1,2]	$823,719	$751,643

		6,447,551

Industrials—19.8%
Aerospace & Defense—4.7%
AM General LLC, Sr. Sec. Credit Facilities Letter of Credit Term Loan, 5.488%, 9/29/12[1]	171,514	144,930
AM General LLC, Sr. Sec. Credit Facilities Term Loan, Tranche B, 5.791%-5.876%, 9/30/13[1]	4,241,999	3,584,489
BE Aerospace, Inc., Sr. Sec. Credit Facilities Term Loan, Tranche B, 5.75%-6.52%, 7/25/14[1]	5,885,250	5,752,833
DeCrane Aircraft Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.541%, 2/21/13[1]	5,795,590	5,273,987
Gencorp, Inc., Sr. Sec. Credit Facilities Prefunded Letter of Credit Term Loan, 5.96%, 3/21/13[1]	2,537,811	2,360,164
Gencorp, Inc., Sr. Sec. Credit Facilities Term Loan, Tranche B, 5.06%, 3/21/13[1]	1,403,560	1,305,311
IAP Worldwide Services, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 9.063%, 12/30/12[1]	4,556,644	3,652,911
L-1 Identity Solutions, Inc., Sr. Sec. Credit Facilities Term Loan, 7.50%, 8/5/13[1]	3,000,000	2,962,500

		25,037,125

Air Freight & Logistics—0.7%
Evergreen International Aviation, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 9.836%, 10/31/11[1]	4,373,101	3,826,464
Building Products—1.5%
Champion OpCo., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.688%, 5/11/13[1]	2,837,500	1,844,375
Custom Building Products, Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.719%-5.954%, 10/20/11[1]	989,305	821,123
Goodman Global, Inc., Sr. Sec. Credit Facilities Term Loan, Tranche B, 7.708%, 2/13/14[1]	3,860,000	3,790,906
PGT Industries, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 7.75%, 2/14/12[1]	1,384,615	1,225,385

		7,681,789

Commercial Services & Supplies—7.8%
Allied Security Holdings LLC, Sr. Sec. Credit Facilities Term Loan, Tranche B, 7.75%, 1/29/15[1]	4,500,000	4,398,750
Allied Waste Industries, Inc., Sr. Sec. Credit Facilities Letter of Credit Term Loan, 4.209%, 3/28/14[1]	371,610	359,135
Allied Waste Industries, Inc., Sr. Sec. Credit Facilities Term Loan, 4.93%-5.69%, 2/24/12[1]	520,004	502,547
F6 | OPPENHEIMER MASTER LOAN FUND, LLC

	Principal
	Amount	Value

Commercial Services & Supplies Continued
Asurion Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.487%-5.798%, 7/2/14[1]	$4,500,000	$3,940,312
Booz Allen Hamilton, Inc., Sr. Sec. Credit Facilities Term Loan, Tranche B, 7.50%, 7/2/15[1]	2,000,000	1,961,250
Bright Horizons LP, Sr. Sec. Credit Facilities Term Loan, Tranche B, 7.50%-7.869%, 5/21/15[1]	3,664,941	3,490,857
First Data Corp., Sr. Sec. Credit Facilities Term Loan:
Tranche B-2, 5.926%-6.512%, 9/24/14[1]	4,456,234	3,828,650
Tranche B-3, 5.948%-6.512%, 9/24/14[1]	997,481	857,002
Metavante Corp., Sr. Sec. Credit Facilities Term Loan, Tranche B, 4.551%, 11/1/14[1]	2,985,000	2,768,588
NES Rentals Holdings, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 9.50%, 6/22/13[1,2]	1,500,000	1,125,000
New Holdings I LLC, Sr. Sec. Credit Facilities Term Loan, Tranche B, 5.29%-5.317%, 5/18/14[1]	4,999,997	4,349,999
Norwood Promotional Products, Inc., Sr. Sec. Credit Facilities Term Loan, Tranche A, 10.963%, 8/16/09[1]	3,834,750	3,643,013
Rental Service Corp., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 6.30%, 11/15/12[1]	1,000,000	794,167
Ticketmaster, Sr. Sec. Credit Facilities Term Loan, Tranche B, 6.64%, 7/22/14[1,2]	1,000,000	950,000
West Corp., Sr. Sec. Credit Facilities Term Loan, Tranche B3, 5.171%-6.084%, 10/24/13[1]	5,969,774	4,641,498
Workflow Management, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 7.917%, 10/17/10[1]	4,926,201	4,211,902

		41,822,670

Electrical Equipment—0.5%
Freescale Semiconductor, Inc., Sr. Sec. Credit Facilities Term Loan, Tranche B, 4.236%, 11/29/13[1]	3,458,480	2,818,661
Industrial Conglomerates—1.2%
Amsted Industries, Inc., Sr. Sec. Credit Facilities Term Loan, Tranche B, 4.80%-5.77%, 4/6/13[1,2]	1,979,540	1,821,177
Hillman Group, Inc. (The), Sr. Sec. Credit Facilities Term Loan, Tranche B, 5.50%-5.813%, 3/31/11[1]	896,371	844,269
Precision Partners, Inc., Sr. Sec. Credit Facilities Term Loan, 10.21%, 10/1/13[1]	3,701,138	3,664,126

		6,329,572

Machinery—1.9%
BOC Edwards, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.81%, 5/31/14[1]	4,936,275	4,208,174
Manitowoc Co., Inc., Sr. Sec. Credit Facilities Term Loan, Tranche B, 0.50%, 8/21/14[1]	2,000,000	1,916,500
F7 | OPPENHEIMER MASTER LOAN FUND, LLC

STATEMENT OF INVESTMENTS Continued

	Principal
	Amount	Value

Machinery Continued
Veyance Technologies, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.30%, 7/2/14[1]	$4,350,367	$3,632,557
Veyance Technologies, Inc., Sr. Sec. Credit Facilities Term Loan, Delayed Draw, 6.21%, 7/2/14[1]	621,481	518,937

		10,276,168

Road & Rail—1.5%
RailAmerica, Inc. (Canadian), Sr. Sec. Credit Facilities Term Loan, 6.79%, 8/14/09[1]	249,280	241,802
RailAmerica, Inc., Sr. Sec. Credit Facilities Term Loan, 6.79%, 8/14/09[1]	3,850,720	3,735,198
U.S. Xpress Enterprises, Inc., Sr. Sec. Credit Facilities Term Loan, 7.188%-7.704%, 10/12/14[1]	4,926,287	3,971,819

		7,948,819

Information Technology—5.1%
Internet Software & Services—0.7%
Dealer Computer Services, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.704%, 10/26/12[1]	4,511,487	4,009,584
IT Services—0.8%
Apptis, Inc., Sr. Sec. Credit Facilities Term Loan, Tranche B, 6.96%-7.131%, 12/20/12[1]	1,499,990	1,304,992
Caritor, Inc., Sr. Sec. Credit Facilities Term Loan, 6.02%, 5/17/13[1]	4,457,375	3,038,445

		4,343,437

Semiconductors & Semiconductor Equipment—1.1%
Flextronics International Ltd., Sr. Sec. Credit Facilities Term Loan, Tranche B, 5.041%, 10/1/12[1]	1,989,975	1,736,253
Flextronics International Ltd., Sr. Sec. Credit Facilities Term Loan, Delayed Draw, Tranche A1, 5.041%, 10/1/14[1]	997,319	853,954
Flextronics International Ltd., Sr. Sec. Credit Facilities Term Loan, 5.038%-5.041%, 10/1/14[1]	3,470,013	3,027,587

		5,617,794

Software—2.5%
Kronos, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.012%, 5/9/14[1]	4,935,984	4,393,026
Nuance Communications, Inc., Sr. Sec. Credit Facilities Incremental Term Loan, Tranche B2, 5.96%, 3/31/13[1]	496,231	434,202
Nuance Communications, Inc., Sr. Sec. Credit Facilities Term Loan:
Tranche B, 5.96%, 3/31/13[1]	3,047,301	2,666,388
Tranche B1, 5.96%, 3/31/13[1]	3,867,078	3,383,693
Verint Systems, Inc., Sr. Sec. Credit Facilities Term Loan, Tranche B, 5.736%, 5/9/14[1]	3,000,000	2,325,000

		13,202,309
F8 | OPPENHEIMER MASTER LOAN FUND, LLC

	Principal
	Amount	Value

Materials—8.5%
Chemicals—4.6%
Hexion Specialty Chemicals, Inc., Sr. Sec. Credit Facilities Term Loan:
Tranche C-1, 5.063%, 5/5/13[1]	$3,599,101	$2,784,804
Tranche C-2, 6.063%, 5/5/13[1]	867,023	670,859
Tranche C-4, 5.063%, 5/5/13[1]	1,979,798	1,531,869
Huntsman International LLC, Sr. Sec. Credit Facilities Term Loan, Tranche B, 5.459%, 8/16/12[1]	5,000,000	4,405,355
ISP Chemco, Inc., Sr. Sec. Credit Facilities Term Loan, Tranche B Add-On, 4%-4.313%, 6/4/14[1]	1,979,950	1,731,219
Ineos Group Ltd., Sr. Sec. Credit Facilities Term Loan:
Tranche B, 4.885%-5.727%, 12/16/13[1]	960,842	801,403
Tranche C, 5.385%-7.94%, 12/14/14[1]	960,842	821,820
Solutia, Inc., Sr. Sec. Credit Facilities Term Loan, 8.50%, 1/23/15[1]	4,981,234	4,592,698
Univar USA OPCO, Sr. Sec. Credit Facilities Term Loan, Tranche B, 6.762%, 10/10/14[1]	4,863,250	4,359,904
Wellman, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 2/10/09[2,3]	5,000,001	2,687,500

		24,387,431

Containers & Packaging—1.1%
Consolidated Container Co., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 8.296%-9.262%, 9/28/14[1]	2,000,000	960,001
Consolidated Container Co., Sr. Sec. Credit Facilities Property, Plant & Equipment Term Loan, 5.046%, 3/23/14[1]	997,468	731,269
Graham Packaging Co. LP, Sr. Sec. Credit Facilities Term Loan, Tranche B, 4.75%-6.063%, 10/18/11[1]	4,949,749	4,437,242

		6,128,512

Metals & Mining—0.9%
Aleris International, Inc., Sr. Sec. Credit Facilities Term Loan, 5.25%, 12/19/13[1]	3,661,683	2,947,655
Murray Energy Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.938%, 1/28/10[1]	1,984,576	1,934,961

		4,882,616

Paper & Forest Products—1.9%
Abitibi-Consolidated Co. of Canada/Abitibi-Consolidated, Inc., Sr. Sec. Credit Facilities Term Loan, Tranche B, 11.50%, 3/31/09[1]	5,836,235	5,515,242
NewPage Corp., Sr. Sec. Credit Facilities Term Loan, Tranche B, 7%, 11/5/14[1]	5,161,000	4,712,638

		10,227,880
F9 | OPPENHEIMER MASTER LOAN FUND, LLC

STATEMENT OF INVESTMENTS Continued

	Principal
	Amount	Value

Telecommunication Services—5.2%
Diversified Telecommunication Services—2.2%
FairPoint Communications, Inc., Sr. Sec. Credit Facilities Term Loan:
Tranche A, 6.313%, 3/31/14[1]	$1,000,000	$828,751
Tranche B, 5.75%, 3/31/15[1]	2,750,001	2,282,500
Hawaiian Telcom Communications, Inc., Sr. Sec. Credit Facilities Term Loan, Tranche C, 6.262%, 6/1/14[1]	2,000,000	1,393,334
IPC Systems, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B1, 6.012%, 5/31/14[1]	4,949,875	3,155,545
ITC DeltaCom Communications, Inc., Sr. Sec. Credit Facilities Term Loan, Tranche B, 7.762%, 7/12/13[1]	2,493,719	2,094,724
Time Warner Telecom, Sr. Sec. Credit Facilities Term Loan, Tranche B, 5.71%, 1/7/13[1]	1,820,350	1,724,782

		11,479,636

Wireless Telecommunication Services—3.0%
Alltel Communications, Inc., Sr. Sec. Credit Facilities Term Loan, Tranche B-1, 4.997%, 5/15/15[1]	9,949,749	9,618,094
MetroPCS Wireless, Inc., Sr. Sec. Credit Facilities Term Loan, Tranche B, 5.063%-6%, 11/4/13[1]	2,421,289	2,167,917
Telesat Canada, Sr. Sec. Credit Facilities Term Loan, Tranche B, 5.80%-6.71%, 10/23/14[1]	4,571,752	4,110,005
Telesat Canada, Sr. Sec. Credit Facilities Term Loan, Delayed Draw, Tranche B, 5.89%-6.77%, 10/23/14[1]	393,320	353,594

		16,249,610

Utilities—4.4%
Electric Utilities—4.4%
Ashmore Energy International, Sr. Sec. Credit Facilities Term Loan, Tranche B, 6.762%, 3/30/14[1]	4,324,682	3,978,708
Ashmore Energy, Inc., Sr. Sec. Credit Facilities Revolving Credit Loan Term Loan, 6.762%, 3/30/14[1,2]	479,759	441,378
Calpine Construction Finance Co. LP, Sr. Sec. Credit Facilities 1st Lien Term Loan, 8.80%, 8/26/09[1]	4,973,822	4,961,387
Kelson Energy, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 7.02%, 3/8/13[1]	822,860	768,346
La Paloma Generating Co. LLC, Sr. Sec. Credit Facilities 2nd Lien Term Loan, 7.262%, 8/16/13[1]	2,000,000	1,536,666
Liberty Electric Power LLC, Sr. Sec. Credit Facilities Term Loan, 6.762%, 10/30/14[1]	4,635,985	4,381,006
MACH Gen LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.81%, 2/22/14[1]	2,256,880	2,024,421
MACH Gen LLC, Sr. Sec. Credit Facilities 2nd Lien Term Loan, 9.795%, 2/15/15[1,2]	1,025,913	887,415
MACH Gen LLC, Sr. Sec. Credit Facilities Letter of Credit Term Loan, 5.762%, 2/22/14[1]	237,383	212,933
F10 | OPPENHEIMER MASTER LOAN FUND, LLC

	Principal
	Amount	Value

Electric Utilities Continued
Texas Competitive Electric Holdings Company LLC, Sr. Sec. Credit Facilities Term Loan:
Tranche B2, 5.989%-7.262%, 10/10/14[1]	$2,967,519	$2,518,682
Tranche B3, 5.989%-7.262%, 10/10/14[1]	1,980,000	1,677,696

		23,388,638

Total Corporate Loans (Cost $568,250,716)		509,186,962

Loan Participations—0.8%
Riverside Energy Center LLC/Rocky Mountain Energy Center LLC, Sr. Sec. Credit Facilities Term Loan, 7.049%, 6/24/11[1,2]	2,811,906	2,825,966
Rocky Mountain Energy Corp., Sr. Sec. Credit Facilities Letter of Credit Term Loan, 7.049%, 6/24/11[1,2]	240,537	241,740
Rocky Mountain Energy Corp., Sr. Sec. Credit Facilities Term Loan, 7.049%, 6/24/11[1,2]	1,406,938	1,413,973

Total Loan Participations (Cost $4,448,233)		4,481,679

Corporate Bonds and Notes—0.9%
Dole Food Co., Inc., 8.625% Sr. Nts., 5/1/09
(Cost $4,927,581)	5,000,000	4,799,996

	Shares

Investment Company—1.4%
Oppenheimer Institutional Money Market Fund, Cl. E, 3.15%[4,5]
(Cost $7,669,931)	7,669,931	7,669,931

Total Investments, at Value (Cost $585,296,461)	98.5%	526,138,568
Other Assets Net of Liabilities	1.5	7,917,774

Net Assets	100.0%	$534,056,342

Industry classifications are unaudited.

Footnotes to Statement of Investments

1.	Represents the current interest rate for a variable or increasing rate security.

2.	Illiquid security. The aggregate value of illiquid securities as of September 30, 2008 was $22,432,096, which represents 4.20% of the Fund’s net assets. See Note 7 of accompanying Notes.

3.	Issue is in default. See Note 1 of accompanying Notes.

4.	Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended September 30, 2008, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares	Gross	Gross	Shares
	October 31, 2007	Additions	Reductions	September 30, 2008

Oppenheimer Institutional Money Market Fund, Cl. E	—	705,462,418	697,792,487	7,669,931

			Value	Income

Oppenheimer Institutional Money Market Fund, Cl. E			$7,669,931	$3,314,659
F11 | OPPENHEIMER MASTER LOAN FUND, LLC

STATEMENT OF INVESTMENTS Continued
Footnotes to Statement of Investments Continued
5.	Rate shown is the 7-day yield as of September 30, 2008.
Credit Default Swap Contracts as of September 30, 2008 are as follows:

Pay/
			Notional	Receive		Upfront
Swap		Buy/Sell	Amount	Fixed	Termination	Payment
Counterparty	Reference Entity	Credit Protection	(000s)	Rate	Date	Paid	Value

Credit Suisse International	LCDX. NA.10 Index	Buy	$25,000	3.25%	6/20/13	$1,357,118	$2,003,486
See accompanying Notes to Financial Statements.
F12 | OPPENHEIMER MASTER LOAN FUND, LLC

STATEMENT OF ASSETS AND LIABILITIES September 30, 2008

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $577,626,530)	$518,468,637
Affiliated companies (cost $7,669,931)	7,669,931

526,138,568
Cash	5,068,976
Swaps, at value (upfront payment paid $1,357,118)	2,003,486
Receivables and other assets:
Investments sold	10,728,640
Interest, dividends and principal paydowns	3,705,373
Other	1,476

Total assets	547,646,519

Liabilities
Payables and other liabilities:
Investments purchased	13,204,999
Shares of beneficial interest redeemed	33,695
Shareholder communications	4,436
Directors’ compensation	543
Other	346,504

Total liabilities	13,590,177

Net Assets	$534,056,342

F13 | OPPENHEIMER MASTER LOAN FUND, LLC

STATEMENT OF OPERATIONS For the Period Ended September 30, 20081

Investment Income
Interest	$34,331,420
Dividends from affiliated companies	3,314,659
Other income	503,100

Total investment income	38,149,179

Expenses
Management fees	1,438,033
Shareholder communications	12,329
Legal, auditing and other professional fees	244,683
Custodian fees and expenses	109,051
Directors’ compensation	9,467
Other	53,798

Total expenses	1,867,361
Less waivers and reimbursements of expenses	(74,883)

Net expenses	1,792,478

Net Investment Income	36,356,701

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments from unaffiliated companies	(12,138,733)
Swap contracts	1,344,583

Net realized loss	(10,794,150)
Net change in unrealized appreciation (depreciation) on:
Investments	(59,157,893)
Swap contracts	646,368

Net change in unrealized depreciation	(58,511,525)

Net Decrease in Net Assets Resulting from Operations	$(32,948,974)

1.	For the period from October 31, 2007 (commencement of operations) to September 30, 2008.
See accompanying Notes to Financial Statements.
F14 | OPPENHEIMER MASTER LOAN FUND, LLC

STATEMENT OF CHANGES IN NET ASSETS

Period Ended September 30,	2008[1]

Operations
Net investment income	$36,356,701
Net realized loss	(10,794,150)
Net change in unrealized depreciation	(58,511,525)

Net decrease in net assets resulting from operations	(32,948,974)

Beneficial Interest Transactions
Proceeds from member contributions	788,379,290
Payments for member withdrawals	(221,473,974)
Net increase in net assets resulting from beneficial interest transactions	566,905,316

Net Assets
Total increase	533,956,342
Beginning of period	100,000 [2]

End of period	$534,056,342

1.	For the period from October 31, 2007 (commencement of operations) to September 30, 2008.

2.	Reflects the value of the Manager’s initial seed money on October 18, 2007.
See accompanying Notes to Financial Statements.
F15 | OPPENHEIMER MASTER LOAN FUND, LLC

FINANCIAL HIGHLIGHTS

Period Ended September 30,	2008[1]

Total Return, at Net Asset Value[2]	(6.50)%

Ratios/Supplemental Data
Ratios to average net assets:[3]
Net investment income	7.56%
Total expenses	0.39%[4]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.37%

Portfolio turnover rate	53%

1.	For the period from October 31, 2007 (commencement of operations) to September 30, 2008.

2.	Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3.	Annualized for periods less than one full year.

4.	Total expenses including indirect expenses from affiliated fund were as follows:

Period Ended September 30, 2008	0.41%
See accompanying Notes to Financial Statements.
F16 | OPPENHEIMER MASTER LOAN FUND, LLC

NOTES TO FINANCIAL STATEMENTS
1. Significant Accounting Policies
Oppenheimer Master Loan Fund, LLC (the “Fund”), is organized as a Delaware limited liability company and registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The Fund’s investment objective is to seek as high a level of current income and preservation of capital as is consistent with investing primarily in loans and other debt securities. The Fund’s investment adviser is OppenheimerFunds, Inc. (the “Manager”). The Fund commenced operations on October 31, 2007.
     Shares of the Fund are issued solely in private placement transactions that do not involve any “public offering” within the meaning of Section 4(2) of the Securities Act of 1933, as amended. Investments in the Fund may only be made by “accredited investors” within the meaning of Regulation D under the Securities Act, including other investment companies. The Fund currently offers one class of shares.
     For federal income tax purposes, the Fund qualifies as a partnership, and each investor in the Fund is treated as the owner of its proportionate share of the net assets, income, expenses, and realized and unrealized gains and losses of the Fund. Accordingly, as a “pass-through” entity, the Fund pays no dividends or capital gain distributions.
     The following is a summary of significant accounting policies consistently followed by the Fund.
Securities Valuation. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Securities may be valued primarily using dealer-supplied valuations or a portfolio pricing service authorized by the Board of Directors. Securities traded on a registered U.S. securities exchange are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund’s assets are valued. Securities whose principal exchange is NASDAQ® are valued based on the closing price reported by NASDAQ prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing “bid” and “asked” prices, and if not, at the closing bid price. Securities traded on foreign exchanges are valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the official closing price on the principal exchange. Corporate, government and municipal debt instruments having a remaining maturity in excess of sixty days and all mortgage-backed securities, collateralized mortgage obligations and other asset-backed securities will be valued at the mean between the “bid” and “asked” prices. Securities for which market quotations are not readily available are valued at their fair value. Securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund’s assets are valued but after the close of their respective exchanges will be fair valued. Fair value is determined in good faith using consistently applied procedures under the supervision of the Board of Directors. Shares of a registered investment company that are not traded on
F17 | OPPENHEIMER MASTER LOAN FUND, LLC

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
an exchange are valued at the acquired investment company’s net asset value per share. “Money market-type” debt instruments with remaining maturities of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value.
Loans. Under normal market conditions, the Fund will invest at least 80% of its net assets in Loans made to U.S. and foreign borrowers that are corporations, partnerships or other business entities. The Fund will do so directly as an original lender or by assignment or directly through participation agreements on certain derivative instruments.While many of these loans will be collateralized, the Fund can also invest in uncollateralized Loans. Loans are often issued in connection with recapitalizations, acquisitions, leveraged buy-outs, and refinancing of borrowers. The Loans often pay interest at rates that float above (or are adjusted periodically based on) a benchmark that reflects current interest rates although the Fund can also invest in Loans with fixed interest rates.
     As of September 30, 2008, securities with an aggregate market value of $513,668,641, representing 96.18% of the Fund’s net assets were comprised of Loans, of which $22,432,096 representing 4.20% of the Fund’s net assets, were illiquid.
Credit Risk. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the borrower or issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities in default, and is not obligated to dispose of securities whose issuers subsequently default. As of September 30, 2008, securities with an aggregate market value of $7,223,106, representing 1.35% of the Fund’s net assets, were in default.
Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. The Fund’s investment in IMMF is included in the Statement of Investments. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.
Investments With Off-Balance Sheet Market Risk. The Fund enters into financial instrument transactions (such as swaps, futures, options and other derivatives) that may have off-balance sheet market risk. Off-balance sheet market risk exists when the maximum potential loss on a particular financial instrument is greater than the value of such financial instrument, as reflected in the Fund’s Statement of Assets and Liabilities.
F18 | OPPENHEIMER MASTER LOAN FUND, LLC

Federal Taxes. The Fund, as an entity, will not be subject to U.S. federal income tax. The Fund will be treated for U.S. federal income tax purposes as a partnership, and not as an association taxable as a corporation. Therefore, a tax provision is not required. Each Member is required for U.S. federal income tax purposes to take into account, in its taxable year with which (or within which a taxable year of the Fund ends), its distributive share of all items of Fund income, gains, losses, and deductions for such taxable year of the Fund. A Member must take such items into account even if the Fund does not distribute cash or other property to such Member during its taxable year.
     Although the Fund is treated as a partnership for Federal tax purposes, it is intended that the Fund’s assets, income and distributions will be managed in such a way that investment in the Fund would not cause an investor that is a regulated investment company under Subchapter M of the Code (“RIC”) to fail that qualification.
Directors’ Compensation. The Board of Directors has adopted a compensation deferral plan for independent directors that enables directors to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Director under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Director. The Fund purchases shares of the funds selected for deferral by the Director in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of directors’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance to the compensation deferral plan.
Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.
Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.
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NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.
Indemnifications. The Fund’s organizational documents provide current and former Directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.
Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
2. Shares of Beneficial Interest
The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest. Transactions in shares of beneficial interest were as follows:

	Period Ended September 30, 2008[1,2]
	Shares	Amount

Contributions	79,421,408	$788,379,290
Withdrawals	(22,294,587)	(221,473,974)

Net increase	57,126,821	$566,905,316

1.	For the period from October 31, 2007 (commencement of operations) to September 30, 2008.

2.	The Fund sold 10,000 shares at a value of $100,000 to the Manager upon seeding of the Fund on October 18, 2007.
3. Purchases and Sales of Securities
The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the period ended September 30, 2008, were as follows:

	Purchases	Sales

Investment securities	$840,164,901	$255,634,248
4. Fees and Other Transactions with Affiliates
Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate of 0.30%.
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Transfer Agent Fees. OppenheimerFunds Services (“OFS”), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a per account fee. For the period ended September 30, 2008, the Fund paid no fees to OFS for services to the Fund.
Offering and Organizational Costs. The Manager paid all initial offering and organizational costs associated with the registration and seeding of the Fund.
Waivers and Reimbursements of Expenses. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investments in IMMF. During the period ended September 30, 2008, the Manager waived $74,883 for management fees.
5. Swap Contracts
The Fund may enter into privately negotiated agreements with a counterparty to exchange or “swap” payments at specified future intervals based on the return of an asset (such as a stock, bond or currency) or non-asset reference (such as an interest rate or index). The swap agreement will specify the “notional” amount of the asset or non-asset reference to which the contract relates. As derivative contracts, swaps typically do not have an associated cost at contract inception. At initiation, contract terms are typically set at market value such that the value of the swap is $0. If a counterparty specifies terms that would result in the contract having a value other than $0 at initiation, one counterparty will pay the other an upfront payment to equalize the contract. Subsequent changes in market value are calculated based upon changes in the performance of the asset or non-asset reference multiplied by the notional value of the contract. Contract types may include credit default, interest rate, total return, and currency swaps.
     Swaps are marked to market daily using quotations primarily from pricing services, counterparties or brokers. Swap contracts are reported on a schedule following the Statement of Investments. The value of the contracts is separately disclosed on the Statement of Assets and Liabilities. The unrealized appreciation (depreciation) is comprised of the change in the valuation of the swap combined with the accrued interest due to (owed by) the Fund at termination or settlement. The net change in this amount during the period is included on the Statement of Operations. Any payment received or paid to initiate a contract is recorded as a cost of the swap in the Statement of Assets and Liabilities and as a component of unrealized gain or loss on the Statement of Operations until contract termination; upon contract termination, this amount is recorded as realized gain or loss on the Statement of Operations. Excluding amounts paid at contract initiation as described above, the Fund also records any periodic payments received from (paid to) the counterparty, including at termination, as realized gain (loss) on the Statement of Operations.
     Risks of entering into swap contracts include credit, market and liquidity risk. Credit risk arises from the possibility that the counterparty fails to make a payment when due or otherwise defaults under the terms of the contract. If the counterparty defaults, the Fund’s loss will consist of the net amount of contractual payments that the Fund has not
F21 | OPPENHEIMER MASTER LOAN FUND, LLC

NOTES TO FINANCIAL STATEMENTS Continued
5. Swap Contracts Continued
yet received. Market risk is the risk that the value of the contract will depreciate due to unfavorable changes in the performance of the asset or non-asset reference. Liquidity risk is the risk that the Fund may be unable to close the contract prior to its termination.
Credit Default Swap Contracts. A credit default swap is a bilateral contract that enables an investor to buy or sell protection on a debt security against a defined-issuer credit event, such as the issuer’s failure to make timely payments of interest or principal on the debt security, bankruptcy or restructuring. The Fund may enter into credit default swaps either by buying or selling protection on a single security or a basket of securities (the “reference asset”).
     The buyer of protection pays a periodic fee, similar to an insurance premium, to the seller of protection based on the notional amount of debt securities underlying the swap contract. The seller of protection agrees to compensate the buyer of protection for future potential losses as a result of a credit event on the reference asset. The contract effectively transfers the credit event risk of the reference asset from the buyer of protection to the seller of protection.
     The ongoing value of the contract will fluctuate throughout the term of the contract based primarily on the credit risk of the reference asset. If the credit quality of the reference asset improves relative to the credit quality at contract initiation, the buyer of protection may have an unrealized loss greater than the anticipated periodic fee owed. This unrealized loss would be the result of current credit protection being cheaper than the cost of credit protection at contract initiation. If the buyer elects to terminate the contract prior to its maturity, and there has been no credit event, this unrealized loss will become realized. If the contract is held to maturity, and there has been no credit event, the realized loss will be equal to the periodic fee paid over the life of the contract.
     If there is a credit event, the buyer of protection can exercise its rights under the contract and receive a payment from the seller of protection equal to the notional amount of the reference asset less the market value of the reference asset. Upon exercise of the contract the difference between the value of the underlying reference asset and the notional amount is recorded as realized gain (loss) and is included on the Statement of Operations.
     Risks of credit default swaps include credit, market and liquidity risk. Additional risks include but are not limited to: the cost of paying for credit protection if there are no credit events or the cost of selling protection when a credit event occurs (paying the notional amount to the protection buyer); and pricing transparency when assessing the value of a credit default swap.
6. Loan Commitments
Pursuant to the terms of certain credit agreements, the Fund has unfunded loan commitments of $2,165,422 at September 30, 2008. The Fund generally will maintain with its custodian, liquid investments having an aggregate value at least equal to the amount
F22 | OPPENHEIMER MASTER LOAN FUND, LLC

of unfunded loan commitments. Commitments of $2,165,422 are contractually obligated to fund by a specified date and have been included as Corporate Loans in the Statement of Investments.
7. Illiquid Securities
As of September 30, 2008, investments in securities included issues that are illiquid. Investments may be illiquid because they do not have an active trading market, making it difficult to value them or dispose of them promptly at an acceptable price. The Fund will not invest more than 15% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid securities. Securities that are illiquid are marked with an applicable footnote on the Statement of Investments.
8. Borrowings
The Fund can borrow money, in amounts up to one third of the value of its total assets at the time of the borrowings, to fund redemptions, but may not used borrowed money to make investments. Borrowing money will subject the Fund to greater costs than funds that do not borrow, and may also make the Fund’s share price more sensitive to interest changes. Expenses incurred by the Fund with respect to interest on borrowings and commitment fees are disclosed separately or as other expenses on the Statement of Operations. The Fund entered into a Credit Agreement (the “Agreement”) with a bank which enables it to participate in a committed borrowing facility that permits borrowings of up to $50 million. Interest is charged to the Fund, based on its borrowings, at applicable rates. The Fund pays an annual commitment fee on the amount of the unused portion of the total facility size. The Fund has the right to prepay such loans and terminate its participation in the credit facility at any time upon prior notice.
The Fund had no borrowings under the Agreement during the period ended September 30, 2008. Details of the borrowings for the period ended September 30, 2008 are as follows:

Fees Paid	$19,167
9. Recent Accounting Pronouncements
In September 2006, the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards (“SFAS”) No. 157, Fair Value Measurements. This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and expands disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. As of September 30, 2008, the Manager does not believe the adoption of SFAS No. 157 will materially impact the financial statement amounts; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.
F23 | OPPENHEIMER MASTER LOAN FUND, LLC

NOTES TO FINANCIAL STATEMENTS Continued
9. Recent Accounting Pronouncements Continued
     In March 2008, FASB issued SFAS No. 161, Disclosures about Derivative Instruments and Hedging Activities. This standard requires enhanced disclosures about derivative and hedging activities, including qualitative disclosures about how and why the Fund uses derivative instruments, how these activities are accounted for, and their effect on the Fund’s financial position, financial performance and cash flows. SFAS No. 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. At this time, management is evaluating the implications of SFAS No. 161 and its impact on the Fund’s financial statements and related disclosures.
10. Change In Independent Registered Public Accounting Firm (Unaudited)
At a meeting held on August 20, 2008, the Board of Directors of the Fund appointed KPMG LLP as the independent registered public accounting firm to the Fund, replacing the firm of Deloitte & Touche LLP, effective for the fiscal 2008 audit. The audit report of Deloitte & Touche LLP with respect to the Fund’s October 18, 2007 seed money financial statements contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles. Further, there were no disagreements between the Fund and Deloitte & Touche LLP on accounting principles, financial statement disclosure or audit scope, which if not resolved to the satisfaction of Deloitte & Touche LLP would have caused it to make reference to the disagreements in connection with its report.
F24 | OPPENHEIMER MASTER LOAN FUND, LLC

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Board of Directors and Shareholders of Oppenheimer Master Loan Fund, LLC:
We have audited the accompanying statement of assets and liabilities of Oppenheimer Master Loan Fund, LLC, including the statement of investments, as of September 30, 2008 and the related statement of operations, the statement of changes in net assets, and the financial highlights for the period from October 31, 2007 (commencement of operations) to September 30, 2008. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.
     We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Master Loan Fund, LLC as of September 30, 2008, the results of its operations, the changes in its net assets, and the financial highlights for the period from October 31, 2007 (commencement of operations) to September 30, 2008, in conformity with U.S. generally accepted accounting principles.
KPMG llp
Denver, Colorado
November 13, 2008
F25 | OPPENHEIMER MASTER LOAN FUND, LLC

THIS PAGE INTENTIONALLY LEFT BLANK.
F26 | OPPENHEIMER MASTER LOAN FUND, LLC

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES; UPDATES TO STATEMENTS OF INVESTMENTS Unaudited
The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.
     The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at http://www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
13 | OPPENHEIMER MASTER LOAN FUND, LLC

DIRECTORS AND OFFICERS Unaudited

Name, Position(s) Held with the	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships
Fund, Length of Service, Age	Held; Number of Portfolios in the Fund Complex Currently Overseen

INDEPENDENT DIRECTORS	The address of each Director in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Director serves for an indefinite term, or until his or her resignation, retirement, death or removal.

William L. Armstrong, Chairman of the Board of Directors and Director (since 2007) Age: 71	President, Colorado Christian University (since 2006); Chairman, Cherry Creek Mortgage Company (since 1991), Chairman, Centennial State Mortgage Company (since 1994), Chairman, The El Paso Mortgage Company (since 1993); Chairman, Ambassador Media Corporation (since 1984); Chairman, Broadway Ventures (since 1984); Director of Helmerich & Payne, Inc. (oil and gas drilling/production company) (since 1992), Campus Crusade for Christ (non-profit) (since 1991); Former Director, The Lynde and Harry Bradley Foundation, Inc. (non-profit organization) (2002-2006); former Chairman of: Transland Financial Services, Inc. (private mortgage banking company) (1997-2003), Great Frontier Insurance (1995-2000), Frontier Real Estate, Inc. (residential real estate brokerage) (1994-2000) and Frontier Title (title insurance agency) (1995-2000); former Director of the following: UNUMProvident (insurance company) (1991-2004), Storage Technology Corporation (computer equipment company) (1991-2003) and International Family Entertainment (television channel) (1992-1997); U.S. Senator (January 1979-January 1991). Oversees 39 portfolios in the OppenheimerFunds complex.

George C. Bowen, Director (since 2007) Age: 72	Assistant Secretary and Director of Centennial Asset Management Corporation (December 1991-April 1999); President, Treasurer and Director of Centennial Capital Corporation (June 1989-April 1999); Chief Executive Officer and Director of MultiSource Services, Inc. (March 1996-April 1999); Mr. Bowen held several positions with the Manager and with subsidiary or affiliated companies of the Manager (September 1987-April 1999). Oversees 39 portfolios in the OppenheimerFunds complex.

Edward L. Cameron, Director (since 2007) Age: 70	Member of The Life Guard of Mount Vernon (George Washington historical site) (June 2000-June 2006); Partner of PricewaterhouseCoopers LLP (accounting firm) (July 1974-June 1999); Chairman of Price Waterhouse LLP Global Investment Management Industry Services Group (accounting firm) (July 1994-June 1998). Oversees 39 portfolios in the OppenheimerFunds complex.

Jon S. Fossel, Director (since 2007) Age: 66	Director of UNUMProvident (insurance company) (since June 2002); Director of Northwestern Energy Corp. (public utility corporation) (since November 2004); Director of P.R. Pharmaceuticals (October 1999-October 2003); Director of Rocky Mountain Elk Foundation (non-profit organization) (February 1998- February 2003 and February 2005-February 2007); Chairman and Director (until October 1996) and President and Chief Executive Officer (until October 1995) of the Manager; President, Chief Executive Officer and Director of the following: Oppenheimer Acquisition Corp. (“OAC”) (parent holding company of the Manager), Shareholders Services, Inc. and Shareholder Financial Services, Inc. (until October 1995). Oversees 39 portfolios in the OppenheimerFunds complex.

Sam Freedman, Director (since 2007) Age: 68	Director of Colorado UpLIFT (charitable organization) (since September 1984). Mr. Freedman held several positions with the Manager and with subsidiary or affiliated companies of the Manager (until October 1994). Oversees 39 portfolios in the OppenheimerFunds complex.
14 | OPPENHEIMER MASTER LOAN FUND, LLC

Name, Position(s) Held with the	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships
Fund, Length of Service, Age	Held; Number of Portfolios in the Fund Complex Currently Overseen

Richard F. Grabish, Director (since 2008) Age: 60	Formerly Senior Vice President and Assistant Director of Sales and Marketing (March 1997-December 2007), Director (March 1987-December 2007) and Manager of Private Client Services (June 1985-June 2005) of A.G. Edwards & Sons, Inc. (broker/dealer and investment firm); Chairman and Chief Executive Officer of A.G. Edwards Trust Company, FSB (March 2001-December 2007); President and Vice Chairman of A.G. Edwards Trust Company, FSB (investment adviser) (April 1987-March 2001); President of A.G. Edwards Trust Company, FSB (investment adviser) (June 2005-December 2007). Oversees 17 portfolios in the OppenheimerFunds complex.

Beverly L. Hamilton, Director (since 2007) Age: 62	Trustee of Monterey Institute for International Studies (educational organization) (since February 2000); Board Member of Middlebury College (educational organization) (since December 2005); Director of The California Endowment (philanthropic organization) (since April 2002); Director (February 2002-2005) and Chairman of Trustees (2006-2007) of the Community Hospital of Monterey Peninsula; Director (October 1991-2005) and Vice Chairman (since 2006) of American Funds’ Emerging Markets Growth Fund, Inc. (mutual fund); President of ARCO Investment Management Company (February 1991-April 2000); Member of the investment committees of The Rockefeller Foundation (2001-2006) and The University of Michigan (since 2000); Advisor at Credit Suisse First Boston’s Sprout venture capital unit (venture capital fund) (1994-January 2005); Trustee of MassMutual Institutional Funds (investment company) (1996-June 2004); Trustee of MML Series Investment Fund (investment company) (April 1989-June 2004); Member of the investment committee of Hartford Hospital (2000-2003); and Advisor to Unilever (Holland) pension fund (2000-2003). Oversees 39 portfolios in the OppenheimerFunds complex.

Robert J. Malone, Director (since 2007) Age: 64	Board of Directors of Opera Colorado Foundation (non-profit organization) (since March 2008); Director of Jones Knowledge, Inc. (since 2006); Director of Jones International University (educational organization) (since August 2005); Chairman, Chief Executive Officer and Director of Steele Street Bank & Trust (commercial banking) (since August 2003); Director of Colorado UpLIFT (charitable organization) (since 1986); Trustee of the Gallagher Family Foundation (non-profit organization) (since 2000); Former Chairman of U.S. Bank-Colorado (subsidiary of U.S. Bancorp and formerly Colorado National Bank) (July 1996-April 1999); Director of Commercial Assets, Inc. (real estate investment trust) (1993-2000); Director of Jones Knowledge, Inc. (2001-July 2004); and Director of U.S. Exploration, Inc. (oil and gas exploration) (1997-February 2004). Oversees 39 portfolios in the OppenheimerFunds complex.

F. William Marshall, Jr., Director (since 2007) Age: 66	Trustee of MassMutual Select Funds (formerly MassMutual Institutional Funds) (investment company) (since 1996) and MML Series Investment Fund (investment company) (since 1996); Trustee of Worcester Polytech Institute (since 1985); Chairman (since 1994) of the Investment Committee of the Worcester Polytech Institute (private university); President and Treasurer of the SIS Funds (private charitable fund) (since January 1999); Chairman of SIS & Family Bank, F.S.B. (formerly SIS Bank) (commercial bank) (January 1999-July 1999); and Executive Vice President of Peoples Heritage Financial Group, Inc. (commercial bank) (January 1999-July 1999). Oversees 41 portfolios in the OppenheimerFunds complex.
15 | OPPENHEIMER MASTER LOAN FUND, LLC

DIRECTORS AND OFFICERS Unaudited/Continued

Name, Position(s) Held with the	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships
Fund, Length of Service, Age	Held; Number of Portfolios in the Fund Complex Currently Overseen

INTERESTED DIRECTOR AND OFFICER	The address of Mr. Murphy is Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008. Mr. Murphy serves as a Director for an indefinite term, or until his resignation, retirement, death or removal and as an Officer for an indefinite term, or until his resignation, retirement, death or removal. Mr. Murphy is an interested Director due to his positions with OppenheimerFunds, Inc. and its affiliates.

John V. Murphy, Director, President and Principal Executive Officer (since 2007) Age: 59	Chairman, Chief Executive Officer and Director of the Manager (since June 2001); President of the Manager (September 2000-February 2007); President and director or trustee of other Oppenheimer funds; President and Director of Oppenheimer Acquisition Corp. (“OAC”) (the Manager’s parent holding company) and of Oppenheimer Partnership Holdings, Inc. (holding company subsidiary of the Manager) (since July 2001); Director of OppenheimerFunds Distributor, Inc. (subsidiary of the Manager) (November 2001-December 2006); Chairman and Director of Shareholder Services, Inc. and of Shareholder Financial Services, Inc. (transfer agent subsidiaries of the Manager) (since July 2001); President and Director of OppenheimerFunds Legacy Program (charitable trust program established by the Manager) (since July 2001); Director of the following investment advisory subsidiaries of the Manager: OFI Institutional Asset Management, Inc., Centennial Asset Management Corporation, Trinity Investment Management Corporation and Tremont Capital Management, Inc. (since November 2001), HarbourView Asset Management Corporation and OFI Private Investments, Inc. (since July 2001); President (since November 2001) and Director (since July 2001) of Oppenheimer Real Asset Management, Inc.; Executive Vice President of Massachusetts Mutual Life Insurance Company (OAC’s parent company) (since February 1997); Director of DLB Acquisition Corporation (holding company parent of Babson Capital Management LLC) (since June 1995); Chairman (since October 2007) and Member of the Investment Company Institute’s Board of Governors (since October 2003). Oversees 103 portfolios in the OppenheimerFunds complex.

OTHER OFFICERS OF THE FUND	The addresses of the Officers in the chart below are as follows: for Mr. Zack and Ms. Bloomberg, Two World Financial Center, 225 Liberty Street, New York, New York 10281-1008, for Messrs. Welsh, Vandehey, Wixted, Petersen, Szilagyi and Mss. Hui and Ives, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

Margaret Hui, Vice President and Portfolio Manager (since 2007) Age: 50	Vice President of the Manager (since February 2005); formerly Assistant Vice President of the Manager (October 1999-January 2005). An officer of 2 portfolios in the OppenheimerFunds complex.

Joseph Welsh, Vice President and Portfolio Manager (since 2007) Age: 44	Vice President of the Manager (since December 2000); a high yield bond analyst for the Manager (since January 1995); Vice President of HarbourView Asset Management Corporation (since September 2002). An officer of 2 portfolios in the OppenheimerFunds complex.

Mark S. Vandehey, Vice President and Chief Compliance Officer (since 2007) Age: 58	Senior Vice President and Chief Compliance Officer of the Manager (since March 2004); Chief Compliance Officer of OppenheimerFunds Distributor, Inc., Centennial Asset Management and Shareholder Services, Inc. (since March 2004); Vice President of OppenheimerFunds Distributor, Inc., Centennial Asset Management Corporation and Shareholder Services, Inc. (since June 1983); Former Vice President and Director of Internal Audit of the Manager (1997-February 2004). An officer of 103 portfolios in the OppenheimerFunds complex.
16 | OPPENHEIMER MASTER LOAN FUND, LLC

Name, Position(s) Held with the	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships
Fund, Length of Service, Age	Held; Number of Portfolios in the Fund Complex Currently Overseen

Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer (since 2007) Age: 49	Senior Vice President and Treasurer of the Manager (since March 1999); Treasurer of the following: HarbourView Asset Management Corporation, Shareholder Financial Services, Inc., Shareholder Services, Inc., Oppenheimer Real Asset Management, Inc. and Oppenheimer Partnership Holdings, Inc. (since March 1999), OFI Private Investments, Inc. (since March 2000), OppenheimerFunds International Ltd. and OppenheimerFunds plc (since May 2000), OFI Institutional Asset Management, Inc. (since November 2000), and OppenheimerFunds Legacy Program (charitable trust program established by the Manager) (since June 2003); Treasurer and Chief Financial Officer of OFI Trust Company (trust company subsidiary of the Manager) (since May 2000); Assistant Treasurer of the following:
OAC (since March 1999), Centennial Asset Management Corporation (March 1999-October 2003) and OppenheimerFunds Legacy Program (April 2000-June 2003). An officer of 103 portfolios in the OppenheimerFunds complex.

Brian S. Petersen, Assistant Treasurer (since 2007) Age: 38	Vice President of the Manager (since February 2007); Assistant Vice President of the Manager (August 2002-February 2007); Manager/Financial Product Accounting of the Manager (November 1998-July 2002). An officer of 103 portfolios in the OppenheimerFunds complex.

Brian C. Szilagyi, Assistant Treasurer (since 2007) Age: 38	Assistant Vice President of the Manager (since July 2004); Director of Financial Reporting and Compliance of First Data Corporation (April 2003-July 2004); Manager of Compliance of Berger Financial Group LLC (May 2001-March 2003). An officer of 103 portfolios in the OppenheimerFunds complex.

Robert G. Zack, Vice President and Secretary (since 2007) Age: 60	Executive Vice President (since January 2004) and General Counsel (since March 2002) of the Manager; General Counsel and Director of the Distributor (since December 2001); General Counsel of Centennial Asset Management Corporation (since December 2001); Senior Vice President and General Counsel of HarbourView Asset Management Corporation (since December 2001); Secretary and General Counsel of OAC (since November 2001); Assistant Secretary (since September 1997) and Director (since November 2001) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Vice President and Director of Oppenheimer Partnership Holdings, Inc. (since December 2002); Director of Oppenheimer Real Asset Management, Inc. (since November 2001); Senior Vice President, General Counsel and Director of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (since December 2001); Senior Vice President, General Counsel and Director of OFI Private Investments, Inc. and OFI Trust Company (since November 2001); Vice President of OppenheimerFunds Legacy Program (since June 2003); Senior Vice President and General Counsel of OFI Institutional Asset Management, Inc. (since November 2001); Director of OppenheimerFunds International Distributor Limited (since December 2003); Senior Vice President (May 1985- December 2003). An officer of 103 portfolios in the OppenheimerFunds complex.

Lisa I. Bloomberg, Assistant Secretary (since 2007) Age: 40	Vice President (since May 2004) and Deputy General Counsel (since May 2008) of the Manager; Associate Counsel of the Manager (May 2004-May 2008); First Vice President (April 2001-April 2004), Associate General Counsel (December 2000-April 2004) of UBS Financial Services, Inc. (formerly PaineWebber Incorporated). An officer of 103 portfolios in the OppenheimerFunds complex.
17 | OPPENHEIMER MASTER LOAN FUND, LLC

DIRECTORS AND OFFICERS Unaudited/ Continued

Name, Position(s) Held with the	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships
Fund, Length of Service, Age	Held; Number of Portfolios in the Fund Complex Currently Overseen

Kathleen T. Ives, Assistant Secretary (since 2007) Age: 43	Vice President (since June 1998), Deputy General Counsel (since May 2008) and Assistant Secretary (since October 2003) of the Manager; Vice President (since 1999) and Assistant Secretary (since October 2003) of the Distributor; Assistant Secretary of Centennial Asset Management Corporation (since October 2003); Vice President and Assistant Secretary of Shareholder Services, Inc. (since 1999); Assistant Secretary of OppenheimerFunds Legacy Program and Shareholder Financial Services, Inc. (since December 2001); Senior Counsel of the Manager (October 2003-May 2008). An officer of 103 portfolios in the OppenheimerFunds complex.
The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and Officers and is available without charge upon request by calling 1.800.525.7048.
18 | OPPENHEIMER MASTER LOAN FUND, LLC

Item 2. Code of Ethics.
The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.
Item 3. Audit Committee Financial Expert.
The Board of Directors of the registrant has determined that George C. Bowen, the Chairman of the Board’s Audit Committee, and Edward L. Cameron, a member of the Board’s Audit Committee, are audit committee financial experts and that Messrs. Bowen and Cameron are “independent” for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.
(a) Audit Fees
The principal accountant for the audit of the registrant’s annual financial statements billed $37,300 in fiscal 2008 and no such fees in fiscal 2007.
(b) Audit-Related Fees
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees during the last two fiscal years.
The principal accountant for the audit of the registrant’s annual financial statements billed $195,000 in fiscal 2008 and no such fees in fiscal 2007 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.
Such services include: internal control reviews, audit of capital accumulation plan and professional services relating to FAS 123R.
(c) Tax Fees
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees during the last two fiscal years.
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees to the registrant during the last two fiscal years to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.
(d) All Other Fees
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees during the last two fiscal years.
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees during the last two fiscal years to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.
(e)	(1) During its regularly scheduled periodic meetings, the registrant’s audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.

The audit committee has delegated pre-approval authority to its Chairman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.

Under applicable laws, pre-approval of non-audit services maybe waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to it principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.

(2) 100%

(f)	Not applicable as less than 50%.

(g)	The principal accountant for the audit of the registrant’s annual financial statements billed $195,000 in fiscal 2008 and no such fees in fiscal 2007 to the registrant and the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.

(h)	The registrant’s audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence. No such services were rendered.
Item 5. Audit Committee of Listed Registrants
Not applicable.
Item 6. Schedule of Investments.
     a) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.
Item 10. Submission of Matters to a Vote of Security Holders.
The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards
1.	The Fund’s Governance Committee (the “Committee”) will evaluate potential Board candidates to assess their qualifications. The Committee shall have the authority, upon approval of the Board, to retain an executive search firm to assist in this effort. The Committee may consider recommendations by business and personal contacts of current Board members and by executive search firms which the Committee may engage from time to time and may also consider shareholder recommendations. The Committee may consider the advice and recommendation of the Funds’ investment manager and its affiliates in making the selection.

2.	The Committee shall screen candidates for Board membership. The Committee has not established specific qualifications that it believes must be met by a trustee nominee. In evaluating trustee nominees, the Committee considers, among other things, an individual’s background, skills, and experience; whether the individual is an “interested person” as defined in the Investment Company Act of 1940; and whether the individual would be deemed an “audit committee financial expert” within the meaning of applicable SEC rules. The Committee also considers whether the individual’s background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the Board. There are no differences in the manner in which the Committee evaluates nominees for trustees based on whether the nominee is recommended by a shareholder.

3.	The Committee may consider nominations from shareholders for the Board at such times as the Committee meets to consider new nominees for the Board. The Committee shall have the sole discretion to determine the candidates to present to the

Board and, in such cases where required, to shareholders. Recommendations for trustee nominees should, at a minimum, be accompanied by the following:
•	the name, address, and business, educational, and/or other pertinent background of the person being recommended;

•	a statement concerning whether the person is an “interested person” as defined in the Investment Company Act of 1940;

•	any other information that the Funds would be required to include in a proxy statement concerning the person if he or she was nominated; and

•	the name and address of the person submitting the recommendation and, if that person is a shareholder, the period for which that person held Fund shares.
The recommendation also can include any additional information which the person submitting it believes would assist the Committee in evaluating the recommendation.

4.	Shareholders should note that a person who owns securities issued by Massachusetts Mutual Life Insurance Company (the parent company of the Funds’ investment adviser) would be deemed an “interested person” under the Investment Company Act of 1940. In addition, certain other relationships with Massachusetts Mutual Life Insurance Company or its subsidiaries, with registered broker-dealers, or with the Funds’ outside legal counsel may cause a person to be deemed an “interested person.”

5.	Before the Committee decides to nominate an individual as a trustee, Committee members and other directors customarily interview the individual in person. In addition, the individual customarily is asked to complete a detailed questionnaire which is designed to elicit information which must be disclosed under SEC and stock exchange rules and to determine whether the individual is subject to any statutory disqualification from serving as a trustee of a registered investment company.
Item 11. Controls and Procedures.
Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 09/30/2008, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits.
(a)	(1) Exhibit attached hereto.

(2) Exhibits attached hereto.

(3) Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Oppenheimer Master Loan Fund LLC

By:	/s/ John V. Murphy John V. Murphy
Principal Executive Officer

Date:	11/11/2008
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John V. Murphy John V. Murphy
Principal Executive Officer

Date:	11/11/2008

By:	/s/ Brian W. Wixted Brian W. Wixted
Principal Financial Officer

Date:	11/11/2008